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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      October 25, 2004


                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)

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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)


                 0-23049                              33-0896617
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        (Commission File Number)          (IRS Employer Identification No.)


     19800 MacArthur Boulevard, Suite 1200, Irvine, California     92612
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     (Address of Principal Executive Offices)                    (Zip Code)


                                 (949) 476-2212
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On October 25, 2004, after consultation with Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), the Company's independent public registered accounting firm, senior management of the Company determined that it will be required under generally accepted accounting principles (GAAP) to restate its financial statements for the fiscal years ended March 31, 2003 and March 31, 2004 and its quarterly financial statements for the second and third quarters of the fiscal year ending March 31, 2003, the first, second and third quarters of the fiscal year ending March 31, 2004 and the first quarter of the fiscal year ending March 31, 2005. Accordingly, the previously issued financial statements for the above periods should no longer be relied upon.

         The Company expects to complete the restatements and make the required Form 10-K/A and 10-Q/A filings during early November 2004 once the financial statements are complete and the auditors have completed their review. However, no assurances can be given that these filings will be made at those times.

         In reviewing our financial statements, the Company determined that prior presentation was incorrect and therefore the financial statements need to be restated as follows:

         1. Reversal of revenue recognized on a one-time sale of software technology rights;
         2. Presentation of net sales and cost of sales as product and services revenues and corresponding costs of revenues;
         3.   Reversal of a purchase of software technology;
         4. Accrual of a royalty liability pursuant to the purchase agreement of software technology;
         5. Capitalization and amortization of the beneficial conversion charges related to the March '03 and March '04 convertible debentures;
         6. Capitalization of legal fees related to the acquisition of Page Digital Incorporated and Retail Technologies International, Inc., and
         7. Reclassification of the unamortized cost of debt discount and beneficial conversion charges from additional paid in capital to interest expense.
         8. Inclusion of the value of options assumed in the acquisition of RTI as a purchase price adjustment.

         The Company's management and Chair of the Audit Committee have discussed the matters disclosed in this filing with SLGG.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               Island Pacific, Inc.

Date:  October 28,  2004                       By: /s/ Ran H. Furman
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                                               Name:  Ran H. Furman
                                               Title: Chief Financial Officer

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